Exhibit 10



                      [Letterhead of Thermo Fibertek Inc.]



                                                                     May 7, 2001

Thermo Fibergen Inc.
8 Alfred Circle
Bedford, Massachusetts  01730
Attn: Dr. Yiannis A. Monovoukas,
President and Chief Executive Officer

        Re:    Amendment No. 1 to Agreement of Loan

Ladies and Gentlemen:

        Reference is hereby made to that certain Agreement of Loan dated as of February 12, 2001 ("Agreement of Loan") by and between Thermo Fibertek Inc., a Delaware corporation ("Thermo Fibertek"), and Thermo Fibergen Inc., a Delaware corporation and publicly-traded subsidiary of Thermo Fibertek Inc. ("Thermo Fibergen"), pursuant to which Thermo Fibertek agreed, under certain circumstances, to make a loan to Thermo Fibergen of up to FIVE MILLION DOLLARS ($5,000,000) in original principal amount bearing interest at a commercially reasonable rate. Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Agreement of Loan.

        WHEREAS, Thermo Fibergen and Thermo Fibertek desire to amend the Agreement of Loan to increase the amount of the loan that Thermo Fibertek is willing to agree to make to Thermo Fibergen to satisfy the Final Redemption obligation and other working capital needs of Thermo Fibergen from FIVE MILLION DOLLARS ($5,000,000) to FIFTEEN MILLION DOLLARS ($15,000,000).

        NOW, THEREFORE, the parties hereto (the "Parties") hereby agree that the reference to (a) "$5,000,000" in the reference line of the Agreement of Loan shall be deleted and replaced with "$15,000,000" and (b) "FIVE MILLION DOLLARS ($5,000,000)" in the first sentence of the body of the Agreement of Loan shall be deleted and replaced with "FIFTEEN MILLION DOLLARS ($15,000,000)".



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        Please indicate your acceptance of the foregoing by signing and returning to the undersigned an original counterpart of this letter.


                                    Very truly yours,


                                    THERMO FIBERTEK INC.



                                    By:     __________________________________
                                    Name:   Thomas M. O'Brien
                                    Title:  Executive Vice President





Accepted, acknowledged and agreed by the undersigned as of the date first above written:


THERMO FIBERGEN INC.


By:     __________________________________
Name:   Yiannis A. Monovoukas
Title:  President